UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 19, 2025

METALLUS INC. (Exact name of registrant as specified in its charter)

Ohio	1-36313	46-4024951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1835 Dueber Avenue, SW, Canton, OH 44706
(Address of Principal Executive Offices) (Zip Code)

(330) 471-7000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	MTUS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2025, the Board of Directors (the “Board”) of Metallus Inc. (the “Company”) appointed and elected Kristopher R. Westbrooks as President and Chief Operating Officer of the Company, effective June 16, 2025.

Mr. Westbrooks, age 46, has served as the Company’s Executive Vice President and Chief Financial Officer since September 2018. Previously, Mr. Westbrooks served from April 2015 until August 2018 as Vice President, Corporate Controller and Chief Accounting Officer at A. Schulman, Inc., a global supplier of high-performance plastic compounds, composites and powders. From 2011 until his appointment as Chief Accounting Officer in 2015, Mr. Westbrooks held various finance roles of increasing responsibility at A. Schulman, Inc. Mr. Westbrooks started his career in public accounting and graduated from Miami University.

For his service as President and Chief Operating Officer of the Company, Mr. Westbrooks will be entitled to receive the following compensation:

• an initial base salary of $625,000 per year;

• participation in the Company’s Annual Performance Award plan, with a target award opportunity equal to 85% of base salary and a potential payout range from 0% to 200% of target based on actual results for each performance measure;

• participation in the Company’s long-term incentive plan, with a target annual grant opportunity (beginning in 2026) equal to $1,250,000 and expected awards comprised of 60% performance-based restricted stock units and 40% time-based restricted stock units; and

• participation in the Company’s other standard benefit programs for executives.

In light of Mr. Westbook’s new role, the Board appointed and elected John M. Zaranec III as Executive Vice President and Chief Financial Officer, also effective June 16, 2025.

Mr. Zaranec, age 44, has served since August 2023 as Division Chief Financial Officer – Performance Materials at Materion Corporation, a global high-tech solutions provider of performance alloys, advanced materials and precision optics. Mr. Zaranec previously served as Materion’s Chief Accounting Officer from May 2022 until August 2023 and Vice President, Corporate Controller and Investor Relations from April 2021 until May 2022. Before joining Materion, Mr. Zaranec served in finance and accounting roles of increasing responsibility from September 2018 to April 2021 at The Timken Company, a global technology leader in engineered bearings and industrial motion. Mr. Zaranec holds a bachelor’s degree in business and a master’s degree in accountancy from Miami University.

For his service as Executive Vice President and Chief Financial Officer of the Company, Mr. Zaranec will be entitled to receive the following compensation:

• an initial base salary of $450,000 per year;

• participation in the Company’s Annual Performance Award plan, with a target award opportunity equal to 65% of base salary and a potential payout range from 0% to 200% of target based on actual results for each performance measure;

• starting in 2026, participation in the Company’s long-term incentive plan, with a target annual grant opportunity equal to $600,000 and expected awards comprised of 60% performance-based restricted stock units and 40% time-based restricted stock units; and

• participation in the Company’s other standard benefit programs for executives.

In connection with his appointment as Executive Vice President and Chief Financial Officer, on June 16, 2025 (the “Grant Date”), Mr. Zaranec will be awarded a sign-on (i) cash bonus of $100,000 and (ii) equity grant of time-based restricted stock units with a value of approximately $500,000. The actual number of time-based restricted stock units to be awarded will be determined on the Grant Date by dividing the values noted above by the average closing price for Metallus common shares on the New York Stock Exchange for the five trading days immediately preceding the Grant Date. The time-based restricted stock units awarded will generally vest ratably over a three-year period.

Mr. Zaranec and the Company will enter into a severance agreement, effective June 16, 2025, substantially in the form of the Form of Severance Agreement that is filed as Exhibit 10.27 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. Pursuant to the severance agreement, Mr. Zaranec would be entitled to receive benefits at 2 times if certain events occur within two years following a change in control of the Company (as defined or described in the severance agreement) and 1.5 times if Mr. Zaranec is involuntary terminated without cause other than in connection with a change in control of the Company.

Mr. Zaranec and the Company also will enter into an indemnification agreement, substantially in the form of the Form of Officer Indemnification Agreement that is filed as Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Item 7.01	Regulation FD Disclosure.

On May 20, 2025, the Company issued a press release announcing the appointment of Mr. Westbrooks as President and Chief Operating Officer of the Company effective June 16, 2025, and the related appointment of Mr. Zaranec as Executive Vice President and Chief Financial Officer, also effective June 16, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release is also available on the Company’s website at www.metallus.com.

The information in this Item 7.01 on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1**	Press Release of Metallus Inc. dated May 20, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METALLUS INC.

Date: May 20, 2025	By:	/s/ Kristine S. Syrvalin
Kristine S. Syrvalin
Executive Vice President, General Counsel and Chief Human Resources Officer